Exhibit 21.1

SUBSIDIARY NAME	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION
Annapolis Outback, Inc.	MD
BBI International Holdings, Inc.	FL
BBI Ristorante Italiano, LLC	FL
Bel Air Outback, Inc.	MD
BFG Nebraska, Inc.	FL
BFG New Jersey Services, Limited Partnership	FL
BFG Oklahoma, Inc.	FL
BFG Pennsylvania Services, Ltd	FL
BFG/FPS of Marlton Partnership	FL
Bloom Brands Holdings I C.V.	NL
Bloom Brands Holdings II C.V.	NL
Bloom Group Holdings B.V.	NL
Bloom Group Holdings II, B.V.	NL
Bloom Group Holdings III B.V.	NL
Bloom Group Holdings III C.V.	NL
Bloom Group Korea, LLC	KR
Bloom Group Restaurants, B.V.	NL
Bloom Group Restaurants, LLC	FL
Bloom No.1 Limited	HK
Bloom No.2 Limited	HK
Bloom Participações, Ltda.	BR
Bloom Restaurantes Brasil S.A.	BR
Bloomin’ Brands Gift Card Services, LLC	FL
Bloomin’ Brands International, LLC	FL
Bloomin Hong Kong Limited	HK
Bloomin Korea Holding	CI
Bloomin Puerto Rico L.P.	CI
Bonefish Baltimore County, LLC	MD
Bonefish Beverages, LLC	TX
Bonefish Brandywine, LLC	MD
Bonefish Designated Partner, LLC	DE
Bonefish Grill International, LLC	FL
Bonefish Grill, LLC	FL
Bonefish Holdings, LLC	TX
Bonefish Kansas LLC	KS
Bonefish of Bel Air, LLC	MD
Bonefish of Gaithersburg, Inc.	MD
Bonefish/Anne Arundel, LLC	MD
Bonefish/Asheville, Limited Partnership	FL
Bonefish/Carolinas, Limited Partnership	FL
Bonefish/Centreville, Limited Partnership	FL
Bonefish/Columbus-I, Limited Partnership	FL
Bonefish/Crescent Springs, Limited Partnership	FL
Bonefish/Fredericksburg, Limited Partnership	FL
Bonefish/Glen Burnie, LLC	MD
Bonefish/Greensboro, Limited Partnership	FL
Bonefish/Hyde Park, Limited Partnership	FL
Bonefish/Newport News, Limited Partnership	FL
Bonefish/Richmond, Limited Partnership	FL
Bonefish/Southern Virginia, Limited Partnership	FL
Bonefish/Virginia, Limited Partnership	FL
Carrabba’s Designated Partner, LLC	DE

SUBSIDIARY NAME	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION
Carrabba’s Italian Grill of Howard County, Inc.	MD
Carrabba’s Italian Grill of Overlea, Inc.	MD
Carrabba’s Italian Grill, LLC	FL
Carrabba’s Kansas LLC	KS
Carrabba’s of Bowie, LLC	MD
Carrabba’s of Germantown, Inc.	MD
Carrabba’s of Ocean City, Inc.	MD
Carrabba’s of Pasadena, Inc.	MD
Carrabba’s of Waldorf, Inc.	MD
Carrabba’s/Birmingham 280, Limited Partnership	FL
Carrabba’s/DC-I, Limited Partnership	FL
CIGI Beverages of Texas, LLC	TX
CIGI Florida Services, Ltd	FL
CIGI Holdings, LLC	TX
CIGI Nebraska, Inc.	FL
CIGI Oklahoma, Inc.	FL
CIGI/BFG of East Brunswick Partnership	FL
DoorSide, LLC	FL
Dutch Holdings I, LLC	FL
Dutch Holdings II, LLC	FL
Fleming’s Beverages, LLC	TX
Fleming’s International, LLC	FL
Fleming’s of Baltimore, LLC	MD
Flemings Restaurantes do Brasil Ltda.	BR
Fleming’s/Outback Holdings, LLC	TX
FPS NEBRASKA, INC.	FL
FPS Oklahoma, Inc.	FL
Frederick Outback, Inc.	MD
Hagerstown Outback, Inc.	MD
New Private Restaurant Properties, LLC	DE
OBTex Holdings, LLC	TX
Ocean City Outback, Inc.	MD
OS Management, Inc.	FL
OS Mortgage Holdings, Inc.	DE
OS Niagara Falls, LLC	FL
OS Prime, LLC	FL
OS Realty, LLC	FL
OS Restaurant Services, LLC	FL
OS Southern, LLC	FL
OS Tropical, LLC	FL
OSF Arkansas Services, Ltd	FL
OSF Florida Services, Ltd	FL
OSF Maryland Services, Ltd	FL
OSF Nebraska, Inc.	FL
OSF New Jersey Services, Limited Partnership	FL
OSF New York Services, Limited Partnership	FL
OSF North Carolina Services, Ltd	FL
OSF Oklahoma, Inc.	FL
OSF Pennsylvania Services, Ltd	FL
OSF South Carolina Services, Ltd	FL
OSF Virginia Services, Limited Partnership	FL
OSF/BFG of Deptford Partnership	FL

SUBSIDIARY NAME	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION
OSF/BFG of Lawrenceville Partnership	FL
OSF/CIGI of Evesham Partnership	FL
OSI China Venture	CI
OSI HoldCo, Inc.	DE
OSI HoldCo I, Inc.	DE
OSI HoldCo II, Inc.	DE
OSI International, LLC	FL
OSI Restaurant Partners, LLC	DE
OSI/Fleming’s, LLC	DE
Outback & Carrabba’s of New Mexico, Inc.	NM
Outback Alabama, Inc.	AL
Outback Beverages of Texas, LLC	TX
Outback Designated Partner, LLC	DE
Outback Kansas LLC	KS
Outback of Aspen Hill, Inc.	MD
Outback of Calvert County, Inc.	MD
Outback of Conway, Inc.	AR
Outback of Germantown, Inc.	MD
Outback of La Plata, Inc.	MD
Outback of Laurel, LLC	MD
Outback of Waldorf, Inc.	MD
Outback Philippines Development Holdings Corporation	PI
Outback Puerto Rico Designated Partner, LLC	DE
Outback Steakhouse International Investments, Co.	CI
Outback Steakhouse International Services, LLC	FL
Outback Steakhouse International, L.P.	GA
Outback Steakhouse International, LLC	FL
Outback Steakhouse of Bowie, Inc.	MD
Outback Steakhouse of Canton, Inc.	MD
Outback Steakhouse of Florida, LLC	FL
Outback Steakhouse of Howard County, Inc.	MD
Outback Steakhouse of Jonesboro, Inc.	AR
Outback Steakhouse of Salisbury, Inc.	MD
Outback Steakhouse of St. Mary’s County, Inc.	MD
Outback Steakhouse Restaurantes Brasil, S.A. (f/k/a Bloom Holdco)	BR
Outback Steakhouse West Virginia, Inc.	WV
Outback/Carrabba’s Partnership	FL
Outback/Fleming’s Designated Partner, LLC	DE
Outback/Hampton, Limited Partnership	FL
Outback/Stone-II, Limited Partnership	FL
Outback-Carrabba’s of Hunt Valley, Inc.	MD
Owings Mills Incorporated	MD
Perry Hall Outback, Inc.	MD
Prince George’s County Outback, Inc.	MD
Private Restaurant Master Lessee, LLC	DE
Snyderman Restaurant Group Inc	NJ
Williamsburg Square Joint Venture	PA
Xuanmei Food and Beverage (Shanghai) Co., Ltd.	CN